                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 1998

                         Catalina Marketing Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)




                    1-11008                           33-0499007
             Commission File Number                  (IRS Employer
                                                  Identification No.)

             11300 9th Street North                      33716
            St. Petersburg, Florida                   (Zip code)
    (Address of principal executive offices)

                                 (813) 579-5000
                          Registrant's Telephone Number

Item 5.           Other Events.

                  On April 23, 1998 Catalina Marketing Corporation (the Company) issued a press release communicating its fiscal 1998 earnings, included in this report as Exhibit 99.5.

Item 7.           Exhibits.
                  ---------
                  99.5            Form of press release dated April 23, 1998.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    CATALINA MARKETING CORPORATION




                                    By /s/ Philip B. Livingston
                                       --------------------------------------
                                         Philip B. Livingston,
                                         Senior Vice President and
                                         Chief Financial Officer


Dated:      April 24, 1998